EXHIBIT 10.1

SHARE PURCHASE AGREEMENT

This Share Purchase Agreement (this “Agreement”) is dated as of June 25, 2008 between Document Security Systems, Inc., a New York corporation (the “Company”), and Walton Invesco Inc. (“Purchaser”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, certain securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser agree as follows:

ARTICLE I
DEFINITIONS

1.1  Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Closing” means the closing of the purchase and sale of the Shares pursuant to Section 2.1.

“Closing Date” means the date of the Closing.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $.02 per share.

“Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Eligible Market” means any of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market or the NASDAQ SmallCap Market.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Losses” means any and all losses, claims, damages, liabilities, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys’ fees, but excluding any consequential losses, including lost profits.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus including post effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means any Common Stock issued or issuable pursuant to this Agreement, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means each registration statement required to be filed under Article VI, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 144,” “Rule 415,” and “Rule 424” means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Trading Day” means (a) any day on which the Common Stock is listed or quoted and traded on its primary Trading Market, or (b) if the Common Stock is not then listed or quoted and traded on any Eligible Market, then a day on which trading occurs on the OTC Bulletin Board (or any successor thereto), or (c) if trading ceases to occur on the OTC Bulletin Board (or any successor thereto), any Business Day.

“Trading Market” means the NASDAQ SmallCap Market or any other Eligible Market, or any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

“Transfer Agent Instructions” means the transfer agent instructions, executed by the Company and delivered to and acknowledged in writing by the Company’s transfer agent.

ARTICLE II
PURCHASE AND SALE

2.1  Closing. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, One Hundred and Fifty Thousand (150,000) shares of Common Stock (the “Shares”) at a per Share purchase price of Four Dollars ($4.00), for total consideration of Six Hundred Thousand Dollars ($600,000) (the “Purchase Price”). The Closing shall take place at the offices of the Company or such other mutually acceptable location, as soon as possible following satisfaction or waiver of each of the conditions set forth in Article V hereof or at such other time as the parties may agree.

2.2  Payment of the Purchase Price. Purchaser shall pay to the Company the Purchase Price for the Shares in the following manner upon the execution of this Agreement in immediately available funds, by check or wire transfer to an account designated in writing to Purchaser by the Company.

2.3  Restrictions on Transfer. Notwithstanding anything to the contrary contained herein, Purchaser may, directly or indirectly, not sell, assign, pledge, hypothecate or otherwise transfer any or all of the Shares, or offer to sell, assign, pledge, hypothecate or otherwise transfer any or all of the Shares, prior to the one-year anniversary of the date of this Agreement (the “Restricted Period”).

2.4  Additional Listing Application with AMEX; Delivery of Shares. Promptly after the Closing, the Company shall file all such necessary documents with the American Stock Exchange to authorize the listing of the Shares on the American Stock Exchange, if such documents had not been filed prior to the Closing. Promptly after the Company has received the approval from the American Stock Exchange for the listing of the Shares, but in no event prior to the Closing, the Company shall deliver or cause to be issued in the name of Purchaser one or more stock certificates evidencing the Shares, registered in the name of Purchaser (the “Certificates”); provided, however, that until the expiration of the Restricted Period, Purchaser shall retain physical possession of the Certificates and shall not deposit such Certificates in a brokerage or similar account.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

3.1  Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as follows:

(a)  Organization; Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, with the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The issuance by the Company of the Shares to Purchaser hereunder has been duly authorized by all necessary action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms.

(b)  No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will (i) not conflict with or violate any provision of the Company’s organizational or charter documents or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject.

(c)  Status of Shares. The Shares, when issued to Purchaser pursuant to this Agreement, will be validly issued, fully paid and non-assessable and will have the rights provided in the Company’s certificate of incorporation. Neither the Company nor any Person acting on its behalf has, either directly or indirectly, sold or offered for sale any of the Shares, so as to bring the issuance or sale of the Shares within the provisions of Section 5 of the Securities Act.

(d)  Acknowledgment Regarding Purchaser’s Purchase of Shares. The Company acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby.

3.2  Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as follows:

(a)  Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The purchase by Purchaser of the Shares hereunder has been duly authorized by all necessary action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable against it in accordance with its terms.

(b)  No Conflicts. The execution, delivery and performance of this Agreement by Purchaser and the consummation by Purchaser of the transactions contemplated hereby do not and will (i) not conflict with or violate any provision of Purchaser’s organizational or charter documents or (ii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Purchaser is subject.

(c)  Investment Intent. Purchaser is acquiring the Shares as principal for its own account for investment purposes only and not with a view to or for distributing or reselling the Shares or any part thereof, without prejudice.

(d)  Purchaser Status. At the time Purchaser was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e)  Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(f)  Information. Purchaser has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser’s investment intent as expressed herein.

(g)  Affiliates. Purchaser is not an Affiliate of the Company.

  (h)  Consents. There are no consents required to be obtained by Purchaser in order to consummate the transactions contemplated hereby.

ARTICLE IV
OTHER AGREEMENTS OF THE PARTIES

4.1  Transfer Restrictions.

(a)  The Shares may only be disposed of, and Purchaser agrees to only transfer Shares, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Shares other than pursuant to an effective registration statement or to the Company, except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act.

(b)  Purchaser agrees to the imprinting, so long as is required by this Section 4.1(a), of the following legend on any certificate evidencing Shares or any portion thereof:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION

FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Certificates evidencing Shares shall not be required to contain such legend (i) while a Registration Statement covering the resale of such Shares is effective under the Securities Act, (ii) following any sale of such Shares pursuant to Rule 144, (iii) if such Shares are eligible for sale under Rule 144(d), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission).

4.2  Integration. The Company shall not, and shall use its commercially reasonable best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to Purchaser or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market.

4.3   Trading Restrictions. Purchaser agrees that beginning on the date hereof, it will not enter into any Short Sales. For purposes of this Section 4.4, a “Short Sale” by Purchaser means a sale of Common Stock that is marked as a short sale or has the effect of a short sale and that is executed at a time when Purchaser has no equivalent offsetting long position in the Common Stock. For purposes of determining whether Purchaser has an equivalent offsetting long position in the Common Stock, all Common Stock and all Common Stock that would be issuable upon conversion or exercise in full of all Options then held by Purchaser (assuming that such Options were then fully convertible or exercisable, notwithstanding any provisions to the contrary, and giving effect to any conversion or exercise price adjustments scheduled to take effect in the future) shall not be deemed to be held long by Purchaser.

ARTICLE V
CONDITIONS

5.1  Conditions Precedent to the Obligations of Purchaser. The obligation of Purchaser to purchase the Shares at the Closing is subject to the satisfaction, or waiver by Purchaser, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

(b)  Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by it at or prior to the Closing; and

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or makes illegal the consummation of any of the transactions contemplated by this Agreement.

5.2  Conditions Precedent to the Obligations of the Company. The obligation of the Company to sell the Shares at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)  Representations and Warranties. The representations and warranties of Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

(b)  Performance. Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchaser at or prior to the Closing, including, but not limited to, payment in full of the Purchase Price.

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement; and

ARTICLE VI
REGISTRATION RIGHTS

6.1  Registration.

(a)  Purchaser shall have the right to request that the Company, and upon such request the Company shall, prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415, (i) no earlier than one hundred and twenty (120) days following the payment by Purchaser of the entire Purchase Price, or (ii) no earlier than two hundred and seventy (270) days following a Payment Failure Termination Event. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith).

(b)  The Company shall use commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as promptly as reasonably practicable after the filing thereof, and to keep the Registration Statement continuously effective under the Securities Act until the second anniversary of the Effective Date or such earlier date when all Registrable Securities covered by such Registration Statement have been sold pursuant thereto (the “Effectiveness Period”).

(c)  The Company shall notify Purchaser in writing promptly after receiving notification from the Commission that the Registration Statement has been declared effective.

(d)  Notwithstanding any provision in this Agreement to the contrary, following the 30th Trading Day following the Effective Date, the Company’s obligations hereunder to file, achieve effectiveness of, or maintain effectiveness of a registration statement continuously in effect under the Securities Act shall be suspended and all penalties and other effects thereof hereunder shall not be applicable during any period (each such period, a “Suspension Period”) if, in the good faith judgment of the Company’s Board of Directors, it is advisable to suspend the use of the Prospectus included therein for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes that public disclosure would be prejudicial to the Company or its stockholders; provided, that the Registration Statement shall be suspended for a total of no more than two times or for a period of more than, in the aggregate, thirty (30) days in any twelve (12) month period. Immediately after the end of any Suspension Period under this Section 6.1(d), the Company shall take commercially reasonable actions necessary to restore the effectiveness of the applicable Registration Statement and the ability of Purchaser to publicly resell its Registrable Securities pursuant to such effective Registration Statement.

6.2  Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company and Purchaser (in respect of Section 6.2(k)) shall:

(a)  (i) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto.

(b)  Use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as possible.

(c)  Promptly deliver to Purchaser, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as Purchaser may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by Purchaser in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

(d)  Prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with Purchaser in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period.

(e)  Reasonably cooperate with any reasonable due diligence investigation undertaken by Purchaser in connection with the sale of Registrable Securities, including, without limitation, by making available any documents and information; provided that the Company will not deliver or make available to Purchaser material, nonpublic information unless Purchaser specifically requests in advance to receive material, nonpublic information in writing.

(f)  Complete a questionnaire (in customary form) and to provide such additional information and assistance as shall be reasonably requested by the Company in order to effect registration of the Shares to be purchased by Purchaser hereunder.

6.3  Registration Expenses. If Purchaser shall have paid the Purchase Price to the Company in full prior to the request for the Company to file a Registration Statement as provided in Section 6.1(a), the Company shall pay (or reimburse Purchaser for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (collectively, “Registration Expenses”) (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses reasonably requested by Purchaser), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4  Indemnification

(a)  Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless Purchaser, the officers, directors, partners, members, agents, Affiliated investment advisors and employees of Purchaser, each Person who controls Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding Purchaser furnished in writing to the Company by Purchaser expressly for use therein, or to the extent that such information relates to Purchaser or Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify Purchaser promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

(b)  Indemnification by Purchaser. Purchaser shall indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that such untrue statements or omissions are based upon information regarding Purchaser furnished in writing to the Company by Purchaser expressly for use therein, or to the extent that such information relates to Purchaser or Purchaser’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto.

(c)  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party, provided, the Indemnifying Party shall only be required to pay the reasonable fees and expenses of one separate counsel). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

6.5  Dispositions. Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

ARTICLE VII
MISCELLANEOUS

7.1  Termination. This Agreement may be terminated by the Company or Purchaser, by mutual agreement of the parties; provided that no such termination will affect the right of any party to sue for any breach by the other party.

7.2  Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Purchaser shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Shares.

7.3  Entire Agreement. This Agreement, together with any Schedules hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and Purchaser will execute and deliver to the other party such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under this Agreement.

7.4  Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (local time of the recipient) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 5:00 p.m. (local time of the recipient) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are as follows (or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by any such Person):

If to the Company:

28 East Main Street
Suite 1525
Rochester, NY 14614
Facsimile No: (585) 325-2977
Attn: Chief Executive Officer

With a copy to:

28 East Main Street
Suite 1525
Rochester, NY 14614
Facsimile No: (585) 325-2977
Attn: General Counsel

If to Purchaser:

11 Willard Road
Norwalk, CT 06851
Facsimile No.: 203-846-1830
Attn: Mr. Baum

With a copy to:

2461 South Clark Street
Suite 720
Arlington, VA 22202
Facsimile No.: 703-418-6322
Attn: Tony Acri

7.5  Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

7.6  Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchaser.

7.8  No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.9  Governing Law; Venue; Waiver Of Jury Trial. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASER HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF ROCHESTER, COUNTY OF MONROE FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10  Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares, as applicable.

7.11  Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

7.12  Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13  Replacement of Shares. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Shares.

7.14  Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference herein to a number of shares or a price per share shall be amended to appropriately account for such event.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

DOCUMENT SECURITY SYSTEMS, INC.

By:  /s/ Patrick White

Name:  Patrick White
Title:  Chief Executive Officer

WALTON INVESCO INC.

By:  /s/ Walter Baum

Name:  Walter Baum
Title:  President